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Exhibit 32.1


                     CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report on Form 10-QSB of Cell Wireless Corporation (the "Company") for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Covered Report"), I, Sylvia Quintero the principal financial officer of the Company, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:


The Covered Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 9th day of June 2005.


By: /s/Sylvia Quintero
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Sylvia Quintero
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Chief Financial Officer